CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Micropac Industries, Inc. (the "Company") on Form 10-Q for the period ending May 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark King, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



   Date:  July 14, 2009                                  /s/ Mark King
                                                         -----------------------
                                                         Mark King
                                                         Chief Executive Officer